FORM
                                      OF
                      EMPLOYEE BENEFITS AND COMPENSATION
                             ALLOCATION AGREEMENT

  Employee Benefits and Compensation Allocation Agreement, dated as of _________, 1996, by and between Premark International, Inc., a Delaware corporation ("Premark"), and Tupperware Corporation, a Delaware corporation and, as of the date hereof, a wholly-owned subsidiary of Premark
("Tupperware").

  Whereas, the Premark Board has determined that it is appropriate and desirable to distribute all outstanding shares of Tupperware Common Stock (as defined herein) on a pro rata basis to the holders of Premark Common Stock (the "Distribution"); and

  Whereas, Premark and Tupperware are entering into a Distribution Agreement of even date herewith (the "Distribution Agreement"), which, among other things, sets forth the principal corporate transactions required to effect the Distribution and sets forth other agreements that will govern certain other matters following the Distribution; and

  Whereas, in connection with the Distribution, Premark and Tupperware desire to provide for the allocation of assets and liabilities and other matters relating to employee benefit plans and compensation arrangements.

  Now, Therefore, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

  Section 1.01 General. Any capitalized terms that are used in this Agreement
               -------
but not defined herein (other than the names of Premark employee benefit plans) shall have the meanings set forth in the Distribution Agreement, and as used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

  Audit Liability: defined in Section 2.12(a).
  ---------------

  Base Retirement Plan Assumption Date: defined in Section 2.01(a).
  ------------------------------------

  Canadian Assumption Date: defined in Section 2.07(a).
  ------------------------

  Cash Incentive Plans: defined in Section 2.05(a).
  --------------------

  Common Non-Employee Director: defined in Section 2.04(c)(i).
  ----------------------------

  Enrolled Actuary: an enrolled actuary or other party making actuarial or
  ----------------
similar determinations pursuant to this Agreement with respect to assets or liabilities relating to a particular employee benefit plan selected by Premark with the approval of Tupperware, which approval shall not be unreasonably withheld.

  Former Dart Business Employee: any employee or former employee of a Former
  -----------------------------
Dart Business who is a retired participant or deferred vested participant in the Premark Base Retirement Plan, the Premark Retirement Savings Plan, the Premark Retiree Medical Program and/or the Premark Retiree Life Program, and who is not a Premark Employee, a Premark Former Employee, a Tupperware Employee or Tupperware Former Employee.

  PreCan: Premark Canada Inc., a Canadian corporation.
  ------

  Pre-Distribution Group: Premark and its present and former subsidiaries, and
  ----------------------
their respective present and former affiliates (including without limitation Tupperware and its subsidiaries).

  Premark Base Retirement Plan: the Premark International, Inc. Base
  ----------------------------
Retirement Plan.

  Premark Director Option: an option to purchase from Premark shares of
  -----------------------
Premark Common Stock granted to a non-employee director of Premark pursuant to the Premark International, Inc. Director Stock Plan.

  Premark Employee: any individual who is employed by Premark or any of its
  ----------------
subsidiaries immediately before the Cut-off Date and who is not a Tupperware Employee.

  Premark Former Employee: any individual who was, at any time before the Cut-
  -----------------------
off Date, employed by any member of the Pre-Distribution Group, who is not a Premark Employee or a Tupperware Employee, and whose most recent active employment with any such member was with a Premark Business or a Former Premark Business.

  Premark Option: an option to purchase shares of Premark Common Stock granted
  --------------
pursuant to the Premark Stock Plan.

  Premark Phantom SAR: a right granted under the Premark Stock Plan to receive
  -------------------
from Premark a payment in cash in an amount based upon the excess of the fair market value per share of Premark Common Stock on the date of the exercise over a specified exercise price per share.

  Premark Ratio: the amount obtained by dividing the average of the daily high
  -------------
and low trading prices on the New York Stock Exchange for the Premark Common Stock on each of the five trading days prior to the ex-dividend date for the Distribution by the average of the daily high and low trading prices on the New York Stock Exchange for the Premark Common Stock on each of the five trading days beginning with the ex-dividend date for the Distribution.

  Premark Restricted Stock: restricted shares of Premark Common Stock granted
  ------------------------
pursuant to the Premark Stock Plan.

  Premark Retiree Life Program: the Premark International, Inc. Group Benefits
  ----------------------------
Plan Retiree Life Program.

  Premark Retiree Medical Program: the Premark International, Inc. Group
  -------------------------------
Benefits Plan Retiree Medical Program.

  Premark Retirement Savings Plan: the Premark International, Inc. Retirement
  -------------------------------
Savings Plan.

  Premark Stock Plan: the Premark International, Inc. 1994 Incentive Plan and
  ------------------
its predecessors.

  Premark Supplemental Plan: the Premark International, Inc. Supplemental Plan.
  -------------------------

  Premark Welfare Plan: a Welfare Plan sponsored by Premark or a Premark Subsidiary.
  --------------------

  Qualified Plan: an "employee pension benefit plan" as defined in Section
  --------------
3(2) of ERISA which constitutes or is intended in good faith to constitute a qualified plan under Section 401(a) of the Code.

  Ratio: the amount obtained by dividing the average of the daily high and low
  -----
trading prices on the New York Stock Exchange for the Premark Common Stock on each of the five trading days prior to the ex-dividend date for the Distribution by the average of the daily high and low trading prices on the New York Stock Exchange for the Tupperware Common Stock on each of the five trading days beginning with the ex-dividend date for the Distribution.

  Retirement Savings Plan Assumption Plan: defined in Section 2.02(a).
  ---------------------------------------

  Transition Period: defined in Section 2.02(a).
  -----------------
  Tupperware Base Retirement Plan: a Qualified Plan of Tupperware established pursuant to Section 2.01.

  Tupperware Canadian Retirement Plan: a Registered Pension Plan of Tupperware
  -----------------------------------
established pursuant to Section 2.07.

  Tupperware Director Option: an option to purchase from Tupperware shares of
  --------------------------
Tupperware Common Stock provided to a Common Non-Employee Director or a Tupperware Non-Employee Director pursuant to Section 2.04(c).

  Tupperware Employee: any individual who, immediately before the Cut-off
  -------------------
Date, was employed by Premark or any of its subsidiaries (including Tupperware and the Tupperware Subsidiaries) and who, on or immediately after the Cut-off Date, or otherwise in connection with the Distribution, is employed by Tupperware or a Tupperware Subsidiary.

  Tupperware Former Employee: any individual who was, at any time before the
  --------------------------
Cut-off Date, employed by any member of the Pre-Distribution Group, who is not a Premark Employee or a Tupperware Employee, and whose most recent active employment with any such member was with a Tupperware Business or a Former Tupperware Business.

  Tupperware Non-Employee Director: defined in Section 2.04(c)(i).
  --------------------------------

  Tupperware Option: an option to purchase from Tupperware shares of
  -----------------
Tupperware Common Stock provided to a Tupperware Participant pursuant to
Section 2.04(a).

  Tupperware Participants: Tupperware Employees, Tupperware Former Employees,
  -----------------------
and their respective beneficiaries and dependents.

  Tupperware Phantom SAR: a right to receive from Tupperware payment in cash
  ----------------------
in an amount based upon the excess of the fair market value per share of Tupperware Common Stock on the date of exercise over a specified exercise price per share, provided to a Tupperware Participant pursuant to Section 2.04(a).

  Tupperware Qualified Plan: a Qualified Plan sponsored by Tupperware or a
  -------------------------
Tupperware Subsidiary.

  Tupperware Restricted Stock: restricted shares of Tupperware Common Stock
  ---------------------------
provided to Tupperware Participants pursuant to Section 2.04(b).

  Tupperware Retirement Savings Plan: a Qualified Plan of Tupperware
  ----------------------------------
established pursuant to Section 2.02.

  Tupperware Supplemental Plan: defined in Section 2.05(b).
  ----------------------------

  Tupperware Welfare Plan: a Welfare Plan sponsored by Tupperware or a
  -----------------------
Tupperware Subsidiary.

  Unified Plan: the Premark Canada Inc. Unified Pension Plan.
  ------------

  Welfare Plan: an "employee welfare benefit plan" as defined in Section 3(1)
  ------------
of ERISA (whether or not such plan is subject to ERISA).

  Section 1.02 Schedules, Etc. Reference to a "Schedule" are, unless otherwise
               ---------------
specified, to one of the Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.


                                  ARTICLE II

                               Employee Benefits
                               -----------------

  Section 2.01 Base Retirement Plans. (a) As soon as practicable after the
               ---------------------
date hereof and effective as of a date (the "Base Retirement Plan Assumption Date") on or before the Cut-off Date, Tupperware shall establish the Tupperware Base Retirement Plan and a related trust to assume liabilities of and receive the transfer of assets from the Premark Base Retirement Plan provided for in this Section 2.01. As of the Base Retirement Plan Assumption Date, the Tupperware Participants shall cease to be participants in the Premark Base Retirement Plan and shall become participants (to the extent they are eligible) in the Tupperware Base Retirement Plan.

  (b) Premark shall direct the trustee of the trust funding the Premark Base Retirement Plan to transfer to the trustee of the trust funding the Tupperware Base Retirement Plan, in cash, securities, other property or a combination thereof, as agreed by Premark and Tupperware, an amount equal to (X) less (Y),
                                                                     ----
as adjusted by (Z); where (X) equals that portion of such assets of the Premark Base Retirement Plan which represents the minimum amount of assets necessary to satisfy the requirements of Section 414(l) of the Code and
Section 4044 of ERISA; where (Y) equals the aggregate payments made from the trust relating to the Premark Base Retirement Plan in respect of such participants who are Tupperware Participants from the Base Retirement Plan Assumption Date through the date the transfer occurs; and where (Z) equals the amount of the net earnings or losses, as the case may be, from the Base Retirement Plan Assumption Date through the date the transfer occurs, on the average of the daily balances of the foregoing and based upon the actual rate of return earned by the Premark Base Retirement Plan during such period. All of the foregoing calculations shall be determined by the Enrolled Actuary.

  (c) Tupperware and Premark shall, in connection with the transfer described in this Section 2.01, cooperate in making any and all appropriate filings required under the Code or ERISA, and the regulations thereunder and any applicable securities laws, implementing all appropriate communications with participants, transferring appropriate records, and taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.01 and to cause such transfer to take place as soon as practicable after the Base Retirement Plan Assumption Date; provided, however, that such transfer shall not take place until as soon as practicable after the receipt of an opinion of Tupperware's counsel satisfactory to Premark's counsel to the effect that the Tupperware Base Retirement Plan is in form qualified under Section 401(a) of the Code and the related trust is in form exempt under Section 501(a) of the Code. Premark agrees to provide to Tupperware's counsel such information in the possession of Premark or any Premark Subsidiary as may be reasonably requested by Tupperware's counsel in connection with the issuance of such opinion. Premark agrees, during the period ending with the date of the transfer of assets to the Tupperware Base Retirement Plan, to cause distributions in respect of participants who are Tupperware Participants to be made in the ordinary course from the trust funding the Premark Base Retirement Plan in accordance with applicable law and pursuant to plan provisions.

  (d) Except as specifically set forth in this Section 2.01 and Section 2.12, upon the completion of the transfer of assets provided for herein, effective as of the Base Retirement Plan Assumption Date, Tupperware, the Tupperware Subsidiaries and the Tupperware Base Retirement Plan shall assume, and shall be solely responsible for, all Liabilities of the Pre-Distribution Group to or with respect to Tupperware Participants under the Premark Base Retirement Plan. Tupperware, the Tupperware Subsidiaries and the Tupperware Base Retirement Plan shall be solely responsible for all Liabilities arising out of or relating to the Tupperware Base Retirement Plan.

  Section 2.02 The Retirement Savings Plans. (a) As soon as practicable after
               ----------------------------
the date hereof and effective as of a date (the "Retirement Savings Plan Assumption Date") on or before the Cut-off Date, Tupperware shall establish the Tupperware Retirement Savings Plan and a related trust to assume liabilities of and receive the transfer of assets from the Premark Retirement Savings Plan provided for in this Section 2.02. During the period (if any) from the Retirement Savings Plan Assumption Date until such transfer of assets takes place (the "Transition Period"), Tupperware shall cause contributions by or in respect of Tupperware Participants to the Tupperware Retirement Savings Plan to be held by the trustee of the Tupperware Retirement


Savings Plan in a short term investment fund. During the Transition Period (if any), distributions in respect of Tupperware Participants shall be made from the Premark Retirement Savings Plan in accordance with applicable law and pursuant to plan provisions and Tupperware Participants shall otherwise be treated as terminated participants under such plan, except that they shall not be treated as having terminated employment for purposes of entitlement to distributions or the repayment of outstanding loans solely as a result of becoming Tupperware Participants. As of the end of the Transition Period or, if there is no Transition Period, as of the Retirement Savings Plan Assumption Date, Tupperware Participants shall cease to be participants in the Premark Retirement Savings Plan and shall, to the extent they are eligible, become participants in the Tupperware Retirement Savings Plan.

  (b) As soon as practicable after the Retirement Savings Plan Assumption Date, Premark and Tupperware shall take all actions as may be necessary or appropriate in order to effect the transfer to the Tupperware Retirement Savings Plan and the related trust of the respective account balances as of the date of transfer of the participants in the Premark Retirement Savings Plan who are Tupperware Participants. Such transfer shall be made in cash, securities, other property or a combination thereof, as agreed by Premark and Tupperware, but shall be effected, where practicable, in kind, so as to preserve each such participant's investment election as in effect on the date of such transfer.

  (c) Tupperware and Premark shall cooperate in making all appropriate filings required under the Code or ERISA, and the regulations thereunder and any applicable securities laws, implementing all appropriate communications with participants, transferring appropriate records, and taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.02 and to cause the transfer of assets pursuant to Section 2.02(b) to take place as soon as practicable after the Retirement Savings Plan Assumption Date; provided, however, that such transfer shall not take place until as soon as practicable after the receipt of an opinion of Tupperware's counsel satisfactory to Premark's counsel to the effect that the Tupperware Retirement Savings Plan is in form qualified under Section 401(a) of the Code and the related trust is in form exempt under Section 501(a) of the Code.

  (d) Except as specifically set forth in this Section 2.02 and Section 2.12, upon the completion of the transfer provided for herein, effective as of the Retirement Savings Plan Assumption Date, Tupperware, the Tupperware Subsidiaries and the Tupperware Retirement Savings Plan shall assume or retain, as the case may be, and shall be solely responsible for, all Liabilities of the Pre-Distribution Group to or with respect to Tupperware Participants under the Premark Retirement Savings Plan. Tupperware, the Tupperware Subsidiaries and the Tupperware Retirement Savings Plan shall be solely responsible for all Liabilities arising out of or relating to the Tupperware Retirement Savings Plan.

  Section 2.03 Welfare Plans. Tupperware shall take, and shall cause the
               -------------
Tupperware Subsidiaries to take, all actions necessary or appropriate to establish, on or before the Cut-off Date, Tupperware Welfare Plans to provide each Tupperware Participant with benefits substantially similar to the benefits provided to him or her under the Premark Welfare Plans. From and after the Cut-off Date, except as specifically set forth in Section 2.12, Tupperware and the Tupperware Subsidiaries shall assume or retain, as the case may be, and shall be solely responsible for, all Liabilities of the Pre-Distribution Group in connection with claims by or in respect of Tupperware Participants for benefits under the Premark Welfare Plans and the Tupperware Welfare Plans, whether incurred before, on or after the Cut-off Date. Premark agrees to provide Tupperware or its designated representative with such information (in the possession of Premark or a Premark Subsidiary and not already in the possession of Tupperware or a Tupperware Subsidiary) as may be reasonably requested by Tupperware in order to carry out the requirements of this Section 2.03.

  Section 2.04 Stock Plans. (a) Premark and Tupperware shall take all action
               -----------
necessary or appropriate (including obtaining the consent of the holders of Premark Options and Premark Phantom SARs, if required) so that each Premark Option and Premark Phantom SAR held by a Tupperware Participant that is outstanding as of the Distribution Date shall be replaced with a Tupperware Option or a Tupperware Phantom SAR, as the case


may be, with respect to a number of shares of Tupperware Common Stock equal to the number of shares subject to such Premark Option or Premark Phantom SAR, as the case may be, immediately before such replacement, times the Ratio, and then, if any resultant fractional share of Tupperware Common Stock exists, rounded [up] [down] to the nearest whole share, and with a per-share exercise price equal to the per-share exercise price of such Premark Option or Premark Phantom SAR, as the case may be, immediately before such replacement, divided by the Ratio. Such Tupperware Option or Tupperware Phantom SAR, as the case may be, shall otherwise have the same terms and conditions as the corresponding Premark Option or Premark Phantom SAR, as the case may be, except that references to Premark shall be changed to refer to Tupperware.

  (b) Premark and Tupperware shall take all action necessary (including obtaining the consent of the holders of Premark Restricted Stock, if necessary) so that each award of Premark Restricted Stock held by a Tupperware Participant (including any Tupperware Common Stock issued in the Distribution with respect thereto) that is outstanding as of the Distribution Date is converted into an award of a number of shares of Tupperware Restricted Stock such that the sum of such number and the number of shares of Tupperware Common Stock issued in the Distribution with respect to such Premark Restricted Stock equals the number of shares of Premark Restricted Stock comprising such award immediately before the Distribution Date, times the Ratio, and then, if any resultant fractional share of Tupperware Common Stock exists, rounded [up] [down] to the nearest whole share. Such converted award shall be subject to the same schedule with respect to the lapse of restrictions and the same risks of forfeiture as the corresponding Premark Restricted Stock immediately before such conversion, and shall otherwise have the same terms and conditions as the corresponding Premark Restricted Stock, except that references to Premark shall be changed to references to Tupperware.

  (c) (i) Premark and Tupperware shall take all action necessary or appropriate (including obtaining the consent of the holders of Premark Director Options, if required) so that each Premark Director Option held by an individual who is a non-employee member of the Board of Directors of both Tupperware and Premark (a "Common Non-Employee Director") and each Premark Director Option held by an individual who is a non-employee member of the Board of Directors of Tupperware but is not a member of the Board of Directors of Premark (a "Tupperware Non-Employee Director") that is outstanding as of the Distribution Date shall be replaced as set forth below.

  (ii) Each such Premark Director Option held by a Common Non-Employee Director shall be replaced with (i) a Tupperware Director Option and (ii) a new Premark Director Option, in each case as more fully described below. Such Tupperware Director Option shall constitute an option to purchase a number of shares of Tupperware Common Stock equal to one-half the number of shares subject to such Premark Director Option immediately before such replacement, times the Ratio, and then, if any resultant fractional share of Tupperware Common Stock exists, rounded [up] [down] to the nearest whole share, and with a per-share exercise price equal to the per-share exercise price of such Premark Director Option immediately before such replacement, divided by the Ratio. Such Tupperware Director Option shall otherwise have the same terms and conditions as the Premark Director Option it replaces in part, except that references to Premark shall be changed to refer to Tupperware. Such new Premark Director Option shall constitute an option to purchase a number of shares of Premark Common Stock equal to one-half the number of shares subject to such Premark Director Option immediately before such replacement, times the Premark Ratio, and then, if any resultant fractional share of Premark Common Stock exists, rounded [up] [down] to the nearest whole share, and with a per-share exercise price equal to the per-share exercise price of such Premark Director Option immediately before such replacement, divided by the Premark Ratio.

  (iii) Each such Premark Director Option held by a Tupperware Non-Employee Director shall be replaced with a Tupperware Director Option to purchase a number of shares of Tupperware Common Stock equal to the number of shares subject to such Premark Director Option immediately before such replacement, times the Ratio, and then, if any resultant fractional share of Tupperware Common Stock exists, rounded [up] [down] to the nearest whole share, and with a per-share exercise price of such Premark Director Option immediately before such replacement, divided by the Ratio. Such Tupperware Director Option shall otherwise have the same terms and conditions as the Premark Director Option it replaces, except that references to Premark shall be changed to refer to Tupperware.


  (d) Effective as of the Distribution Date, except as specifically set forth in Section 2.12, Tupperware and the Tupperware Subsidiaries shall assume and be solely responsible for (i) all Liabilities of the Pre-Distribution Group to or with respect to Tupperware Participants arising out of or relating to Premark Options, Premark Phantom SARs and Premark Restricted Stock that are outstanding as of the Distribution Date, and (ii) all Liabilities of the Pre-Distribution Group to or with respect to Common Non-Employee Directors and Tupperware Non-Employee Directors arising out of or relating to Premark Director Options to the extent they are to be replaced by Tupperware Director Options pursuant to Section 2.04(c). Tupperware and the Tupperware Subsidiaries shall be solely responsible for all Liabilities arising out of or relating to Tupperware Options, Tupperware Stock Units, Tupperware Restricted Stock and Tupperware Director Options.

  Section 2.05 Nonqualified Plans and Programs. (a) Effective as of the Cut-
               -------------------------------
off Date, Tupperware and the Tupperware Subsidiaries shall assume and be solely responsible for all Liabilities of the Pre-Distribution Group to or relating to Tupperware Participants under all annual and long-term cash incentive compensation plans of Premark, the Premark Subsidiaries, Tupperware and the Tupperware Subsidiaries (the "Cash Incentive Plans"). Tupperware and Premark shall cooperate in taking all actions necessary or appropriate to adjust the performance goals and other terms and conditions of awards under the Cash Incentive Plans for performance periods that begin before and end after the Cut-Off Date as appropriate to reflect the Distribution, including, but not limited to, amending any Cash Incentive Plan or grant thereunder and obtaining any necessary consents of affected participants.

  (b) Effective as of the Cut-off Date: (i) Tupperware and the Tupperware Subsidiaries shall establish a plan (the "Tupperware Supplemental Plan") substantially similar to the Premark Supplemental Plan to provide supplemental retirement benefits to certain management and highly compensated employees;
(ii) Premark shall amend the Premark Supplemental Plan, if necessary, so that no Tupperware Employee who is a participant therein shall be deemed to have terminated employment as a result of the Distribution or as a result of becoming a Tupperware Employee in connection with the Distribution; and (iii) Tupperware and the Tupperware Subsidiaries shall assume and be solely responsible for all Liabilities of the Pre-Distribution Group to or relating to Tupperware Participants under the Premark Supplemental Plan. All deferral elections and beneficiary designations made by Tupperware Participants under the Premark Supplemental Plan shall remain in effect with respect to the Tupperware Supplemental Plan from and after the Cut-off Date, until changed in accordance with the Tupperware Supplemental Plan. Tupperware and Premark shall cooperate in taking all actions necessary or appropriate to accomplish the foregoing and to ensure that as of the Cut-off Date, Premark and the Premark Subsidiaries cease to have any Liabilities to or relating to the Tupperware Participants under the Premark Supplemental Plan, including, but not limited to, amending the Premark Supplemental Plan or any grant thereunder and obtaining any necessary consents of affected participants.

  Section 2.06 Severance Pay. (a) Tupperware and Premark agree that
               -------------
individuals who, in connection with the Distribution, cease to be Premark Employees and become Tupperware Employees shall not be deemed to have experienced a termination or severance of employment from Premark and its subsidiaries for purposes of any policy, plan, program or agreement of Premark or any of its subsidiaries that provides for the payment of severance, salary continuation or similar benefits.

  (b) Tupperware and the Tupperware Subsidiaries shall assume and be solely responsible for all Liabilities of the Pre-Distribution Group in connection with claims made by or on behalf of Tupperware Employees in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination of any such person's employment on or after the Cut-off Date.

  Section 2.07 Canadian Unified Pension Plan. (a) As soon as practicable after
               -----------------------------
the date hereof and effective as of January 1, 1996 (the "Canadian Assumption Date"), Premark shall cause PreCan to establish the Tupperware Canadian Retirement Plan and a related trust to assume liabilities of and receive the transfer of assets from the Unified Plan provided for in this Section 2.07. As of the Canadian Assumption Date, the Tupperware Employees shall cease to be participants in the Unified Plan and shall become participants (to the extent they are


eligible) in the Tupperware Canadian Retirement Plan. As soon as practicable after Tupperware has established a Tupperware Subsidiary that is a Canadian corporation, Premark shall cause PreCan to transfer sponsorship of the Tupperware Canadian Retirement Plan to such Tupperware Subsidiary, and Tupperware shall cause such Tupperware Subsidiary to accept such sponsorship.

  (b) Premark shall direct, or shall cause PreCan to direct, the trustee of the trust funding the Unified Plan to transfer to the trustee of the trust funding the Tupperware Canadian Retirement Plan, all of the assets attributable to accounts of Tupperware Participants under the Unified Plan [treatment of surplus to be determined].

  (c) Tupperware and Premark shall cooperate, and Premark shall cause PreCan to cooperate, in connection with the transfers described in this Section 2.07, in making any and all appropriate filings required under the Pension Benefits Act (Ontario) and the Income Tax Act (Canada), the regulations thereunder and any other applicable legislation, implementing all appropriate communications with participants, transferring appropriate records, and taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.07 and to cause such transfers to take place as soon as practicable after the Canadian Assumption Date; provided, however, that such transfers shall not take place until receipt of approval from the appropriate government pension supervisory authorities. PreCan agrees, during the period ending with the date of the transfer of assets to the Tupperware Canadian Retirement Plan, to cause distributions in respect of participants who are Tupperware Participants to be made in the ordinary course from the Tupperware accounts within the trust funding the Unified Plan in accordance with applicable law and pursuant to plan provisions.

  (d) Except as specifically set forth in this Section 2.07 and in Section 2.12, upon the completion of the transfer of assets provided for herein, effective as of the Canadian Assumption Date, Tupperware, the Tupperware Subsidiaries and the Tupperware Canadian Retirement Plan shall assume, and shall be solely responsible for, all Liabilities of the Pre-Distribution Group to or with respect to Tupperware Participants under the Unified Plan. Tupperware, the Tupperware Subsidiaries and the Tupperware Canadian Retirement Plan shall be solely responsible for all Liabilities arising out of or relating to the Tupperware Canadian Retirement Plan.

  Section 2.08 Employment Agreements. (a) As of the Cut-off Date, Tupperware
               ---------------------
and the Tupperware Subsidiaries shall assume and be solely responsible for all Liabilities of Premark and its Subsidiaries pursuant to the employment agreement(s) listed on Schedule A hereto.

  (b) Effective as of the Distribution Date, Tupperware shall enter into change-of-control employment agreements substantially in the form attached hereto as Exhibit A with each of the individuals listed on Schedule B hereto.

  Section 2.09 Other Liabilities and Obligations. As of the Cut-off Date,
               ---------------------------------
except as otherwise agreed by the parties hereto, Tupperware and the Tupperware Subsidiaries shall assume and be solely responsible for all Liabilities of the Pre-Distribution Group not otherwise provided for in this Agreement to or relating to Tupperware Participants arising out of or relating to employment by any of Premark, the Premark Subsidiaries, Tupperware or the Tupperware Subsidiaries, or any predecessors thereof, including without limitation the Former Tupperware Businesses.

  Section 2.10 Recognition of Premark Employment Service, etc. The Tupperware
               ----------------------------------------------
Qualified Plans, the Tupperware Welfare Plans, and all other employee benefit plans, programs and policies of Tupperware shall recognize service before the Distribution with the Pre-Distribution Group as service with Tupperware and the Tupperware Subsidiaries. Each Tupperware Welfare Plan shall provide benefits to Tupperware Participants without interruption or change solely as a result of the transition from the corresponding Premark Welfare Plans, and without limiting the generality of the foregoing: (i) shall, to the extent applicable, recognize all amounts applied to deductibles, out-of-pocket maximums and lifetime maximum benefits with respect to Tupperware Participants under the corresponding Premark Welfare Plan for the plan year that includes the Cut-off Date and for prior periods (if applicable); (ii) shall, to the extent applicable, not impose any limitations on coverage of pre-existing conditions of Tupperware Participants except to the extent such limitations applied to such


Tupperware Participants under the corresponding Premark Welfare Plan immediately before such Tupperware Welfare Plan became effective; and (iii) shall not impose any other conditions (such as proof of good health, evidence of insurability or a requirement of a physical examination) upon the participation by Tupperware Participants who were participating in the corresponding Premark Welfare Plan immediately before such Tupperware Welfare Plan became effective.

  Section 2.11 Special Provisions. (a) Notwithstanding any other provision of
               ------------------
this Agreement, the Chairman of Premark shall not be treated as a Premark Employee or a Tupperware Employee for purposes of this Agreement, no provision of this Agreement shall apply to him, and all Liabilities relating to or arising out of his employment with Premark or Tupperware shall be dealt with as specifically determined by the Board of Directors of Premark before the Cut-off Date.

  (b) Premark and the Premark Subsidiaries shall retain all Liabilities of the Pre-Distribution Group to or relating to the Former Dart Business Employees and their beneficiaries and dependents under the Premark Base Retirement Plan, the Premark Retirement Savings Plan, the Premark Retiree Medical Program and the Premark Retiree Life Program.

  Section 2.12 (a) Plan Audits. If any audit, examination or similar
                   -----------
proceeding with respect to any Premark Qualified Plan or Premark Welfare Plan or the Unified Plan by the Internal Revenue Service, the U.S. Department of Labor, any government pension supervisory authority of Canada or Ontario, or any other governmental authority, or any litigation arising out of such an audit, examination or similar proceeding, that pertains (in whole or in part) to a period before the Cut-off Date results in the imposition of any Liability, then the portion of such Liability that pertains to a period before the Cut-off Date (an "Audit Liability") shall be allocated between Tupperware and Premark as set forth in this Section 2.12; provided, that the term "Audit
                                               --------
Liability" shall not include any portion of such a Liability that results from the loss of any compensation deduction or any related interest or penalties (which shall be governed by the Tax Sharing Agreement).

  (b) To the extent that an Audit Liability takes the form of a payment to any Tupperware Participant or of a benefit under a plan or a contribution to a trust or other funding vehicle relating to a plan, or interest on such a payment or contribution, there shall be allocated to Tupperware the portion of such Audit Liability that is attributable to Tupperware Participants.

  (c) Any Audit Liability that takes the form of a penalty, fine or other liability imposed as a result of the manner in which a plan was administered (including without limitation as a result of the failure to make a required filing or participant communication) and that is not described in Section 2.12(b) above shall be allocated to Tupperware if Tupperware or a Tupperware Subsidiary was responsible for such administration; to Premark if Premark or a Premark Subsidiary, other than Tupperware or a Tupperware Subsidiary, was responsible for such administration; and equally between Tupperware and Premark if the responsibility for such administration was shared or cannot be clearly determined.

  (d) If an Audit Liability arises, the allocation of which is not addressed in Section 2.12(b) or (c), or if there arises any other dispute concerning the allocation of Audit Liabilities, such allocation or dispute shall be subject to the dispute resolution and arbitration provisions of the Distribution Agreement.

  Section 2.13 Indemnification. All Liabilities retained or assumed by or
               ---------------
allocated to Tupperware or any Tupperware Subsidiary pursuant to this Agreement shall be deemed to be Tupperware Liabilities, as defined in the Distribution Agreement, and all Liabilities retained or assumed by or allocated to Premark or any Premark Subsidiary pursuant to this Agreement shall be deemed to be Premark Liabilities, as defined in the Distribution Agreement and, in each case, shall be subject to the indemnification provisions set forth in Article IV thereof.


                                  ARTICLE III

                                 Miscellaneous
                                 -------------

  Section 3.01 Guarantee of Subsidiaries' Obligations. Each of the parties
               --------------------------------------
hereto shall cause to be performed, and hereby guarantees the performance and payment of, all actions, agreements, obligations and liabilities set forth herein to be performed or paid by any subsidiary of such party which is contemplated by the Distribution Agreement to be a subsidiary of such party on or after the Distribution Date.

  Section 3.02 Failure of Premark and Tupperware To Agree on Certain
               -----------------------------------------------------
Determinations. (a) In any case in which Tupperware or Premark shall disagree
--------------
with the determination of an amount which this Agreement requires to be made by the Enrolled Actuary, each such disagreeing party shall have the right within 30 days after receipt of notice of such determination to engage at its own expense, an enrolled actuary to make the determination of such amount. If the amount determined by such actuaries should differ, such amount shall be determined by another enrolled actuary selected by agreement between or among the Enrolled Actuary and the enrolled actuary or enrolled actuaries.

  (b) Any other dispute concerning the matters addressed by this Agreement shall, except as specifically provided in Section 2.12, be subject to the dispute resolution and arbitration provisions of the Distribution Agreement.

  Section 3.03 Sharing of Information. Each of Premark and Tupperware shall,
               ----------------------
and shall cause each of their respective Subsidiaries to, provide to the other all such information in its possession as the other may reasonably request to enable it to administer its employee benefit plans and programs, and to determine the scope of, and fulfill, its obligations under this Agreement. Such information shall, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event shall the party providing such information be obligated to incur any direct expense not reimbursed by the party making such request, nor to make such information available outside its normal business hours and premises. The right of the parties to receive information hereunder shall, without limiting the generality of the foregoing, extend to any and all reports, and the data underlying such reports, prepared by the Enrolled Actuary in making any determination under this Agreement or by any third party engaged pursuant to
Section 2.12.

  Section 3.04 Governing Law. Subject to applicable federal law, this
               -------------
Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

  Section 3.05 Notices. All notices, requests, claims, demands and other
               -------
communications hereunder shall be in writing and shall be delivered by hand, mailed by registered or certified mail (return receipt requested), or sent by cable, telegram, telex or telecopy (confirmed by regular, first-class mail), to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

                       if to Premark:

                           Premark International, Inc.
                           1717 Deerfield Road
                           Deerfield, Illinois 60015
                           Attention: General Counsel

                       if to Tupperware:

                           Tupperware Corporation
                           14901 South Orange Blossom Trail
                           P.O. Box 2353
                           Orlando, Florida 32802
                           Attention: General Counsel


  Section 3.06 Amendments. This Agreement may not be modified or amended
               ----------
except by an agreement in writing signed by the parties.

  Section 3.07 Successors and Assigns. This Agreement and all of the
               ----------------------
provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

  Section 3.08 Termination. This Agreement shall be terminated in the event
               -----------
that the Distribution Agreement is terminated and the Distribution abandoned prior to the Distribution Date. In the event of such termination, neither party shall have any liability of any kind to the other party.

  Section 3.09 Rights to Amend or Terminate Plans; No Third Party
               --------------------------------------------------
Beneficiaries. No provision of this Agreement shall be construed (a) to limit
-------------
the right of Premark, any Premark Subsidiary, Tupperware or any Tupperware Subsidiary to amend any plan or terminate any plan, or (b) to create any right or entitlement whatsoever in any employee or beneficiary including, without limitation, a right to continued employment or to any benefit under a plan or any other benefit or compensation. This Agreement is solely for the benefit of the parties hereto and their respective subsidiaries and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

  Section 3.10 Titles and Headings. Titles and headings to sections herein are
               -------------------
inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

  Section 3.11 Legal Enforceability. Any provision of this Agreement which is
               --------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  In Witness Whereof, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                          Premark International, Inc.

                                          By: _________________________________
                                             Name:
                                             Title:

                                          Tupperware Corporation

                                          By: _________________________________
                                             Name:
                                             Title:


                                   SCHEDULE A

                             EMPLOYMENT AGREEMENTS
                                TO BE ASSUMED BY
                                   TUPPERWARE

  Letter Agreement dated November 9, 1992 between Everett V. Goings and Premark International, Inc. (signed by James M. Ringler)

                                   SCHEDULE B

                              INDIVIDUALS TO HAVE
                               CHANGE OF CONTROL
                             EMPLOYMENT AGREEMENTS
                                WITH TUPPERWARE
  Warren L. Batts
  E. V. Goings
  Luis G. Campos
  Christian E. Skroeder
  Paul B. Van Sickle
  Robert W. Williams
  Carol A. Kiryluk
  Thomas M. Roehlk
  David T. Halversen
  James E. Rose, Jr.
  Mark H. Bobek
  Brian R. Biggin
  Christine J. Hanneman
  Gaylin Olson
  Hans Joachim Schwenzer
  Jose R. Timmerman

                                   EXHIBIT A

                           FORM OF CHANGE OF CONTROL
                              EMPLOYMENT AGREEMENT